AMENDMENT NO. 5 AND CONSENT NO. 4
TO REVOLVING CREDIT AGREEMENT
     AMENDMENT NO. 5 AND CONSENT NO. 4 (this “Amendment”), dated as of August 9, 2005, to the REVOLVING CREDIT AGREEMENT, dated as of August 20, 2003, by and among HAIGHTS CROSS OPERATING COMPANY (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), BEAR STEARNS CORPORATE LENDING, INC., as Syndication Agent (in such capacity, the “Syndication Agent”), and THE BANK OF NEW YORK (“BNY”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) as amended by Amendment No. 1 and Waiver No. 1, dated as of January 26, 2004, Amendment No. 2 and Waiver No. 2, dated as of April 14, 2004, Amendment No. 3 and Consent No. 3, dated as of December 1, 2004 and Amendment No. 4 and Waiver No. 3 to Revolving Credit Agreement, dated as of March 31, 2005 (and, as further amended from time to time, the “Credit Agreement”).
RECITALS
     I. Unless defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.
     II. The Borrower has advised the Administrative Agent and the Lenders that its wholly owned Subsidiary, Chelsea House Publishers, LLC (“Chelsea House”), intends to sell substantially all of its assets (“Chelsea House Assets”) to Facts on File, Inc. (“Facts on File”) for a purchase price of approximately $9,000,000, subject to adjustments for working capital and other items as provided in, and otherwise on the terms and conditions of, an Asset Purchase Agreement, to be dated on or about August 5, 2005, between Chelsea House and Facts on File (the “Chelsea House Sale Agreement” and such sale, the “Chelsea House Asset Sale” ).
     III. The Borrower has requested that the Required Lenders (a) amend the Credit Agreement to consent to the Chelsea House Asset Sale, (b) amend Section 7.2 of the Credit Agreement to permit the Borrower to guarantee the obligations of Chelsea House under the Chelsea House Sale Agreement, (c) agree to authorize the Administrative Agent, as Priority Debt Representative, to direct the Collateral Trustee to release the Liens encumbering the Chelsea House Assets upon the closing of the Chelsea House Asset Sale and (d) to amend Section 7.1(b) of the Credit Agreement for the fiscal quarters ending June 30, 2005 and September 30, 2005.
     IV. The Administrative Agent and the Required Lenders have agreed to the Borrower’s requests on the terms and subject to the conditions set forth in this Amendment.

          Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments.
          (a) Section 1 of the Credit Agreement is hereby amended by adding, in appropriate alphabetical order, the following defined terms:
     “Amendment No. 5” shall mean Amendment No. 5 and Consent No. 4 to Revolving Credit Agreement, dated as of August 5, 2005, among the Borrower, the Required Lenders, the Administrative Agent and the Syndication Agent.
     “Amendment No. 5 Effective Date” shall mean August 9, 2005, provided that the conditions set forth in Section 2 of Amendment No. 5 are satisfied on or before August 10, 2005.
     “Chelsea House” shall have the meaning assigned to such term in the Recitals of Amendment No. 5.
     “Chelsea House Asset Sale” shall have the meaning assigned to such term in the Recitals of Amendment No. 5.
     “Chelsea House Assets” shall have the meaning assigned to such term in the Recitals of Amendment No. 5.
     “Chelsea House Sale Agreement” shall have the meaning assigned to such term in the Recitals of Amendment No. 5.
          (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting, for the fiscal quarters ending June 30, 2005 and September 30, 2005, the ratio “1.75:1.00” in the chart in such Section and by substituting therefor the ratio “1.50:1.00.”
          (c) Section 7.2 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (h), deleting the “.” at the end of clause (i) and substituting therefor “; and”, and by adding the following clause (j):
     “(j) Guarantee Obligations of the Borrower of the obligations of Chelsea House under the Chelsea House Sale Agreement.”
          (d) Section 7.5 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (e), deleting the “.” at the end of clause (f) and substituting therefor “; and” and adding the following clause (g):

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     “(g) the Chelsea House Asset Sale pursuant to the Chelsea House Sale Agreement provided that the proceeds thereof are used by Chelsea House for general limited liability company purposes or are distributed by Chelsea House to the Borrower to use for general corporate purposes.”
     2. Conditions to Effectiveness.
          This Amendment shall be effective as of August 9, 2005, provided that the following conditions are satisfied on or before August 10, 2005:
          (a) the Administrative Agent shall have received this Amendment executed by a duly authorized signatory of the Borrower and each of the Guarantors and by each of the Required Lenders;
          (b) the Administrative Agent shall have (i) received a copy of the executed Chelsea House Sale Agreement certified to be true and complete by an Authorized Officer of the Borrower and (ii) confirmed such that the executed Chelsea House Sale Agreement is substantially in the form of the draft thereof, dated July 26, 2005, without, in the reasonable judgment of the Administrative Agent, material changes from such draft; and
          (c) the Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request.
     3. Miscellaneous
          (a) The Borrower hereby:
     (i) acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Credit Agreement and the other Loan Documents;
     (ii) represents and warrants that, after giving effect to this Amendment, there exists no Default or Event of Default and no Default or Event of Default will result from the consummation of the transactions described in this Amendment; and
     (iii) represents and warrants that the representations and warranties contained in the Credit Agreement (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof.
          (b) Each of the Guarantors, by signing this Amendment, hereby:

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     (i) acknowledges and consents to the execution of this Amendment; and
     (ii) acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party.
          (c) This Amendment may be executed in any number of counterparts and by facsimile, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.
          (d) This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.
          (e) The Required Lenders hereby authorize the Administrative Agent, as Priority Debt Representative, upon the satisfaction of the conditions set forth in Section 2, to direct the Collateral Trustee to release the Chelsea House Assets in accordance with Article IV of the Collateral Trust Agreement upon the closing of the Chelsea House Asset Sale.
          (f) The Borrower agrees to pay the reasonable fees and expenses of the Administrative Agent’s counsel in connection with this Amendment and any other fees due to the Administrative Agent.
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HAIGHTS CROSS AMENDMENT NO. 5
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

HAIGHTS CROSS OPERATING COMPANY

By:

	Name:	Paul J. Crecca
	Title:	Executive Vice President and Chief Financial Officer

HAIGHTS CROSS AMENDMENT NO. 5

GUARANTORS:

HAIGHTS CROSS COMMUNICATIONS, INC.

By:

	Name:	Paul J. Crecca
	Title:	Executive Vice President and Chief Financial Officer

SUNDANCE/NEWBRIDGE EDUCATIONAL PUBLISHING, LLC

By:

	Name:	Paul J. Crecca
	Title:	Vice President

TRIUMPH LEARNING, LLC

By:

	Name:	Paul J. Crecca
	Title:	Vice President

RECORDED BOOKS, LLC

By:

	Name:	Paul J. Crecca
	Title:	Vice President

OAKSTONE PUBLISHING, LLC

By:

	Name:	Paul J. Crecca
	Title:	Vice President

HAIGHTS CROSS AMENDMENT NO. 5

CHELSEA HOUSE PUBLISHERS, LLC

By:

	Name:	Paul J. Crecca
	Title:	Vice President

THE CORIOLIS GROUP, LLC

By:

	Name:	Paul J. Crecca
	Title:	Vice President

W F HOWES LIMITED

By:

	Name:	Paul J. Crecca
	Title:	Vice President

OPTIONS PUBLISHING, LLC

By:

	Name:	Paul J. Crecca
	Title:	Vice President

HAIGHTS CROSS AMENDMENT NO. 5

THE BANK OF NEW YORK,
as a Lender and as Administrative Agent

By:

Name:
	Title:	Vice President

HAIGHTS CROSS AMENDMENT NO. 5

BEAR STEARNS CORPORATE LENDING,
INC., as a Lender and as Syndication Agent

By:

Name:
Title:

HAIGHTS CROSS AMENDMENT NO. 5

CIT LENDING SERVICES CORPORATION,
as a Lender

By:

Name:
Title:

HAIGHTS CROSS AMENDMENT NO. 5

VAN KAMPEN SENIOR LOAN FUND

By:

Name:
Title: